UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2010
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
 Oxford, Massachusetts 01540
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee (the “Committee”) of the Board of Directors of IPG Photonics Corporation (the “Company”) has taken the actions described below relating to the compensation of the “named executive officers,” as such term is defined in Item 402(a)(3) of Regulation S-K, of the Company as of December 31, 2009 and certain other executive officers of the Company.

On September 16, 2010, the Committee approved extensions of the employment agreements for the following named executive officers and other executive officers: Valentin P. Gapontsev, Ph.D., Chief Executive Officer and Chairman of the Board, Eugene Shcherbakov, Ph.D., Managing Director of  IPG Laser GmbH and Director, Timothy P.V. Mammen, Chief Financial Officer and Vice President, Angelo P. Lopresti, General Counsel, Secretary and Vice President, George H. BuAbbud, Ph.D., Vice President-Telecommunications Products, William S. Shiner, Vice President-Industrial Markets, Alexander Ovtchinnikov, Ph.D., Vice President-Components.

 Their employment agreements were to terminate December 31, 2010. Under the amendments to the employment agreements approved by the Committee, the termination dates of the employment agreements have been extended to December 31, 2011, except that the termination date of the employment agreement for Dr. Gapontsev has been extended to December 31, 2012. Each of such  executive officers have signed an amendment to his employment agreement.

The foregoing description of the amendments to the employment agreements does not purport to be complete and is qualified in its entirety by reference to the forms of the amendment to employment agreements between the Company and the named executive officers and other executive officers, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Departure of Other Events
Certain directors and officers of IPG Photonics Corporation (the “Company”) adopt from time to time pre-arranged trading plans (each, a “Plan”) designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding stock transactions. Under Rule 10b5-1, directors, officers and other persons who are not in possession of material non-public information may adopt a plan or contract for pre-arranged sales of Company securities under specified conditions and at specified times. Using these Plans, insiders can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess inside information.

The Plan adopted by Angelo P. Lopresti, Vice President, General Counsel and Secretary of the Company, provides for the sale of up to a total of 55,000 shares over a period ending October 2011, unless terminated sooner in certain circumstances. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

The Plan adopted by Timothy P.V. Mammen, Vice President, Chief Financial Officer of the Company, provides for the sale of up to a total of 59,334 shares over a period ending June 2011, unless terminated sooner in certain circumstances. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.  Of these shares, 13,333 shares will be acquired through the exercise of stock options. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

The Plan adopted by IP Fibre Devices, a stockholder of the Company, provides for the sale of up to a total of 500,000 shares over a period ending April 2011, unless terminated sooner in certain circumstances. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

The Plan adopted by Eugene Shcherbakov, a member of the Company’s Board of Directors, and the general manager of IPG Laser GmbH, provides for the sale of up to a total of 10,227 shares over a period ending June 2011, unless terminated sooner in certain circumstances.

The Plan adopted by John Dalton, a member of the Company’s Board of Directors, provides for the sale of up to a total of 30,000 shares over a period ending May 2011, unless terminated sooner in certain circumstances. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

The Plan adopted by William S. Shiner, the Company’s Vice President, Industrial, provides for the sale of up to a total of 39,636 shares over a period ending October 2010, unless terminated sooner in certain circumstances.  Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds. Of these shares, 14,636 shares will be acquired through the exercise of stock options. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

The Plan adopted by Dennis Leonard, the Company’s Vice President, Operations, provides for the sale of up to a total of 797 shares over a period ending January 2011, unless terminated sooner in certain circumstances.  Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

The Plan adopted by Paolo Sinni, the Company’s Vice President, Treasurer and Controller, provides for the sale of up to a total of 26,000 shares over a period ending November 2010, unless terminated sooner in certain circumstances.  Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

The Company does not undertake to report Plans that may be adopted by any directors or officers of the Company in the future, or to report any modification or termination of any Plan, except to the extent required by law.

The Company does not undertake to report Plans that may be adopted by any employees or directors of the Company in the future, or to report any modification or termination of any Plan, except to the extent required by law.

Item 9.01                      Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit
Number	Description

10.1
Form of Second Amendment to Employment Agreement dated September 16, 2010, between the Registrant and each of Eugene Shcherbakov, Timothy P.V. Mammen, Angelo P. Lopresti, George H. BuAbbud, William S. Shiner and Alexander Ovtchinnikov.

10.2	First Amendment to Employment Agreement dated September 16, 2010, between the Registrant and Valentin Gapontsev.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
September 16, 2010	By:	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Vice President, General Counsel and
Secretary

Exhibits

Exhibit
Number	Description

10.1
Form of Second Amendment to Employment Agreement dated September 16, 2010, between the Registrant and each of Eugene Shcherbakov, Timothy P.V. Mammen, Angelo P. Lopresti, George H. BuAbbud, William S. Shiner and Alexander Ovtchinnikov.

10.2	First Amendment to Employment Agreement dated September 16, 2010, between the Registrant and Valentin Gapontsev.

EXHIBIT 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement ("Amendment" or “Second Amendment”), executed on this 16th day of September 2010, by and between IPG Photonics Corporation, a Delaware corporation having an office at 50 Old Webster Road, Oxford, MA 01540 (the "Corporation"), and ________________ ("Executive").  The Corporation and Executive are referred to jointly below as the "Parties."

WHEREAS, the Corporation and Executive previously entered into that certain Employment Agreement dated May 9, 2008, which was amended by that certain First Amendment to Employment Agreement, dated December 21, 2009 (as amended, the "Employment Agreement");

WHEREAS, the Employment Period in the Employment Agreement, as amended, terminates on December 31, 2010; and

WHEREAS, the Corporation and Executive desire to extend the Employment Period.

NOW, THEREFORE, in consideration of the mutual terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.           Definitions.  Capitalized terms in this Amendment have the meanings assigned to them in the Employment Agreement, as amended, unless otherwise defined in this Amendment.

2.           Employment Period.  Section 2 of the Employment Agreement, as amended, is amended by deleting “December 31, 2010” and replacing it with “December 31, 2011” effective as of the date first written in the introductory paragraph of this Amendment.

3.           No Changes. Except as specifically modified in this Amendment, the Employment Agreement, as amended, shall remain in full force and effect.

3.           Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with the substantive laws of the Commonwealth of Massachusetts, without regard to its internal conflicts of law provisions.

4.           Execution in Counterparts.  This Amendment may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement (and all signatures need not appear on any one counterpart), and this Amendment shall become effective when one or more counterparts has been signed by each of the Parties hereto and delivered to each of the other Parties hereto.

5.           Entire Agreement/Amendment.  This Second Amendment, the Employment Agreement, as amended by the First Amendment to Employment Agreement, and the Restrictive Covenants referred to in the Employment Agreement, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all other agreements, either oral or in writing, among the Parties hereto with respect to the subject matter hereof.  This Amendment may not be amended except by written agreement signed by both parties hereto.

6.           Capacity.  Executive and the Corporation hereby represent and warrant to the other that:  (i) Executive or the Corporation has full power, authority and capacity to execute and deliver this Amendment, and to perform Executive's or the Corporation's obligations hereunder; (ii) such execution, delivery and performance will not (and with the giving of notice or lapse of time or both would not) result in the breach of any agreements or other obligations to which Executive or the Corporation is a party or Executive or the Corporation is otherwise bound; and (iii) this Amendment is Executive's or the Corporation's valid and binding obligation in accordance with its terms.

IN WITNESS WHEREOF, this Second Amendment to Employment Agreement has been duly executed:

IPG PHOTONICS CORPORATION	EXECUTIVE
By: ______________________________	By:	_______________________________
Its: Chief Executive Officer		Print name:

Second Amend to Emp Agmt 2010 Ex10 1.DOC

EXHIBIT 10.2

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement ("Amendment" or “First Amendment”), executed on this 16th day of September 2010, by and between IPG Photonics Corporation, a Delaware corporation having an office at 50 Old Webster Road, Oxford, MA 01540 (the "Corporation"), and Valentin Gapontsev ("Executive").  The Corporation and Executive are referred to jointly below as the "Parties."

WHEREAS, the Corporation and Executive previously entered into an employment agreement dated May 9, 2008 (the "Employment Agreement");

WHEREAS, the Employment Period in the Employment Agreement terminates on December 31, 2010; and

WHEREAS, the Corporation and Executive desire to extend the Employment Period.

NOW, THEREFORE, in consideration of the mutual terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.           Definitions.  Capitalized terms in this Amendment have the meanings assigned to them in the Employment Agreement, unless otherwise defined in this Amendment.

2.           Employment Period.  Section 2 of the Employment Agreement is amended by deleting “December 31, 2010” and replacing it with “December 31, 2012” effective as of the date first written in the introductory paragraph of this Amendment.

3.           Certain Obligations of the Corporation Following Termination of the Employment Period. The following sentence shall be inserted to follow the last sentence in the ultimate paragraph of Section 10(ii) of the Employment Agreement: “The terms of this paragraph shall survive the termination of this Agreement and shall apply only to the options and other equity compensation awards granted to the Executive during the Employment Period of this Agreement.”

3.           No Changes. Except as specifically modified in this Amendment, the Employment Agreement shall remain in full force and effect.

4.           Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with the substantive laws of the Commonwealth of Massachusetts, without regard to its internal conflicts of law provisions.

5.           Execution in Counterparts.  This Amendment may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement (and all signatures need not appear on any one counterpart), and this Amendment shall become effective when one or more counterparts has been signed by each of the Parties hereto and delivered to each of the other Parties hereto.

6.           Entire Agreement/Amendment.  This Amendment, the Employment Agreement and the Restrictive Covenants referred to in the Employment Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all other agreements, either oral or in writing, among the Parties hereto with respect to the subject matter hereof.  This Amendment may not be amended except by written agreement signed by both parties hereto.

7.           Capacity.  Executive and the Corporation hereby represent and warrant to the other that:  (i) Executive or the Corporation has full power, authority and capacity to execute and deliver this Amendment, and to perform Executive's or the Corporation's obligations hereunder; (ii) such execution, delivery and performance will not (and with the giving of notice or lapse of time or both would not) result in the breach of any agreements or other obligations to which Executive or the Corporation is a party or Executive or the Corporation is otherwise bound; and (iii) this Amendment is Executive's or the Corporation's valid and binding obligation in accordance with its terms.

IN WITNESS WHEREOF, this First Amendment to Employment Agreement has been duly executed:

IPG PHOTONICS CORPORATION	EXECUTIVE
By: /s/ Angelo P. Lopresti	By:	/s/ Valentin P. Gapontsev
Angelo P. Lopresti		Print name: Valentin P. Gapontsev
Vice President, General Counsel
& Corporate Secretary

First Amend to Emp Agmt VG 2010.DOC